UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2023

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 7, 2023, Phoenix Biotech Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at 11:00 a.m. Eastern Time for the purposes of considering and voting upon the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal (each as defined below). For more information on these proposals, please refer to the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) dated June 15, 2023 (the “Proxy Statement”).

Trust Agreement Amendment

At the Special Meeting, the Company’s stockholders approved a proposal to amend (the “Trust Agreement Amendment”) the Investment Management Trust Agreement (the “Trust Agreement”), dated as of October 5, 2021, as amended by the Amendment No. 1 dated December 20, 2022, by and between the Company and Continental Stock Transfer and Trust Company (“Continental”), to extend the business combination period up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024. On July 7, 2023, the Company and Continental entered into the Trust Agreement Amendment.

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 7, 2023, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation, as amended by the First Amendment dated December 20, 2022 (the “Charter”), to provide its board of directors the ability to extend the date by which the Company has to consummate a business combination up to six times for one month each time, for a maximum of six additional months. On July 7, 2023, the Company filed the Charter Amendment with the  Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 7, 2023, the Company held the Special Meeting at 11:00 a.m. Eastern Time for the purposes of considering and voting upon the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. As of the record date of June 13, 2023, there were a total of 6,769,548 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. Proxies were received for 6,157,548 shares of Common Stock, or approximately 90.96% of the shares issued and outstanding and entitled to vote at the Special Meeting, representing a quorum.

Proposal 1 — The Charter Amendment Proposal — a proposal to amend the Charter to (a) provide its board of directors the ability to extend the date by which the Company has to consummate a business combination up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024 and (b) allow for the Company to provide redemption rights to the Company’s public stockholders in accordance with the requirements of the charter without complying with the tender offer rules.

For	Against	Abstain
5,941,375	216,173	0

Proposal 2 — The Trust Amendment Proposal — a proposal to amend the Trust Agreement to extend the business combination period up to six times for one month each time from July 8, 2023 to August 8, 2023, September 8, 2023, October 8, 2023, November 8, 2023, December 8, 2023 or January 8, 2024.

For	Against	Abstain
5,941,355	216,213	0

Proposal 3 — The Adjournment Proposal — a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and Trust Amendment Proposal.

The Adjournment Proposal was not presented to the stockholders because there were sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Item 8.01. Other Events.

In connection with the approval of the Charter Amendment, holders of 523,341 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Shares”), exercised redemption rights. As a result, following satisfaction of such redemptions, as of the date of this Current Report on Form 8-K, the Company has 6,246,207 Class A Shares outstanding, of which (i) 1,235,061 are Class A Shares issued to the public in the Company’s initial public offering, which Class A Shares are entitled to receive a pro rata portion of the remaining funds in the Company’s trust account in connection with its initial business combination, a liquidation or certain other events, (ii) 4,596,250 are Class A Shares issued upon the conversion of an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share, acquired by Phoenix Biotech Sponsor, LLC (“Sponsor”) prior to the Company’s initial public offering, which Class A Shares do not have redemption rights, and (iii) 885,000 are Class A Shares included in the private placement units acquired in the private placement by the Sponsor and other investors concurrent with the Company’s initial public offering, which Class A Shares do not have redemption rights.

On July 7, 2023, the Sponsor deposited $37,051.83 in the trust account in connection with the extension of the business combination deadline. On July 10, 2023, the Company made a series of payments of an aggregate of $5,620,682 to holders of redeemed Class A Shares (an aggregate of $10.74 per redeemed Class A Share). As a result of the deposit described above, such payments and accrual of interest, the balance in the trust account as of the date of this Current Report on Form 8-K is approximately $8.3 million.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Second Amendment to the Amended and Restated Certificate of Incorporation of Phoenix Biotech Acquisition Corp.
10.1	Amendment No. 2 to the Investment Management Trust Agreement, dated July 7, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: July 10, 2023

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